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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated March 20, 1997 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-61675 and 33-61677.

                                                             ARTHUR ANDERSEN LLP

Orange County, California
March 28, 1997